SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

EMVELCO. CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

EMVELCO CORP.
468 North Camden Drive, Suite 315
Beverly Hills, California 90210
(Tel) (310) 285-5350
(Fax) (310) 285-5353

TO THE STOCKHOLDERS OF EMVELCO CORP.

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Emvelco Corp., a Delaware corporation (the "Company" or "Emvelco"), will be held at _____ p.m. (Los Angeles, California time), on _____ ________, 2007 at its corporate offices located at 468 North Camden Drive, Conference Room __, Beverly Hills, California 90210 for the following purposes:

1. To elect five (5) directors of the Company to serve until the 2008 Annual Meeting of Stockholders or until their successors have been duly elected and qualified;

2. To ratify the selection of Robison Hill & Co. as our independent auditors for the fiscal year ending December 31, 2007;

3. To authorize the Board of Directors to terminate its status as a reporting company; and

4. To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

Only stockholders who own shares of our common stock at the close of business on ________, 2007 are entitled to notice of and to vote at the annual meeting. You may vote your shares by:

•	marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope;
•	dialing the toll free number on the enclosed proxy card and casting your vote in accordance with the instructions given to you on the telephone; or
•	casting your vote via the Internet at the website shown on the enclosed proxy card.

You may also vote in person at the annual meeting, even if you use one of the three options listed above.

We have enclosed with this Notice of Annual Meeting, a proxy statement, a form of proxy and a copy of our annual report to stockholders. Our annual report is not a part of this proxy statement.

By Order of the Board of Directors,

Stewart Reich, Chairman of the Board of Directors

Beverly Hills, California

______, 2007

EMVELCO CORP.
468 North Camden Drive, Suite 315
Beverly Hills, California 90210
(Tel) (310) 285-5350
(Fax) (310) 285-5353

PROXY STATEMENT FOR 2007 ANNUAL MEETING OF STOCKHOLDERS

The board of directors is soliciting proxies to be used at our _______, 2007 annual meeting of stockholders. Please read and carefully consider the information presented in this proxy statement and vote either by (i) completing, dating, signing and returning the enclosed proxy in the enclosed postage-paid envelope; (ii) by dialing the toll free number on the enclosed proxy card and casting your vote; or (iii) visiting the website shown on the enclosed proxy card and casting your vote.

This proxy statement, the form of proxy and our annual report will be mailed to all stockholders on or about _____, 2007. Our annual report is not a part of this proxy statement.

INFORMATION ABOUT THE ANNUAL MEETING

WHEN IS THE ANNUAL MEETING?

_______ ______, 2007, ____ P.M. Los Angeles, California time.

WHERE WILL THE ANNUAL MEETING BE HELD?

The meeting will be held at its corporate offices located at 468 North Camden Drive, Conference Room, 2nd Floor, Beverly Hills, California 90210.

WHAT ITEMS WILL BE VOTED UPON AT THE ANNUAL MEETING?

You will be voting on the following matters:

1. ELECTION OF DIRECTORS. To elect five directors to serve until the 2008 Annual Meeting of stockholders or until their successors are duly elected and qualified;

2. RATIFICATION OF AUDITORS. To ratify the selection of Robison Hill & Co. ("Robison ") as independent auditors of the Company for the fiscal year ending December 31, 2007; and

3. APPROVAL OF AUTHORIZATION TO DEREGISTER THE COMPANY. To authorize the Board of Directors, for a period of one year, to terminate the Company’s status as a reporting company.

4. OTHER BUSINESS. To transact such other business as may properly come before the annual meeting or any adjournment of the annual meeting.

WHO CAN VOTE?

Only holders of record of our common stock at the close of business on ______, 2007 will be entitled to notice of and to vote at the annual meeting and any adjournments of the annual meeting. You are entitled to one vote for each share of common stock held on that date. On ___________, 2007, there were ______ shares of our common stock outstanding and entitled to vote.

YOUR BOARD OF DIRECTORS HAS APPROVED EACH OF THE PROPOSALS SET FORTH HEREIN.

ACCORDINGLY, THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE DIRECTORS, THE AUTHORIZATION OF THE BOARD OF DIRECTORS TO TERMINATE THE COMPANY’S STATUS AS REPORTING COMPANY AND THE RATIFICATION OF THE APPOINTMENT OF ROBISON HILL & CO. AS AUDITORS.

HOW DO I VOTE BY PROXY?

You may vote your shares by:

•  VOTING BY MAIL. You may vote by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope. Proxies should not be sent by the stockholder to the Company, but to American Stock Transfer and Trust Company, the Company's Registrar and Transfer Agent, at 59 Maiden Lane, New York, New York 10038. A pre-addressed, postage-paid envelope is provided for this purpose.

•  VOTING BY TELEPHONE. You may vote by telephone by dialing the toll free number on the enclosed proxy card and casting your vote in accordance with the instructions given to you on the telephone. Telephone voting is available 24 hours a day. If you vote by telephone you should not return your proxy card.

•  VOTING VIA THE INTERNET. You may vote via the Internet by visiting the website shown on the enclosed proxy card. Internet voting is also available 24 hours a day. If you vote via the Internet you should not return your proxy card.

If you return your signed proxy card or vote by phone or the Internet before the annual meeting, we will vote your shares as you direct. For the election of directors, you may vote for (1) all of the nominees, (2) none of the nominees or (3) all of the nominees except those you designate. For each other item of business, you may vote “FOR" or "AGAINST" or you may "ABSTAIN" from voting.

If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them:

•	"FOR" the election of all of our nominees for directors; and

•	"FOR" the ratification of Robison Hill & Co. as our independent auditors.

•	“FOR” the authorization of the Board of Directors to terminate the Company’s status as a reporting company.

If any matters other than those set forth above are properly brought before the annual meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

HOW DO I CHANGE OR REVOKE MY PROXY?

You can change or revoke your proxy at any time before it is voted at the annual meeting by:

1. Submitting another proxy by mail, telephone or internet with a more recent date than that of the proxy first given;

2. Sending written notice of revocation to American Stock Transfer and Trust Company, the Company's Registrar and Transfer Agent, at 59 Maiden Lane, New York, New York 10038; or

3. Attending the annual meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record to be able to vote at the meeting.

WHAT CONSTITUTES A "QUORUM" FOR THE ANNUAL MEETING?

One-third of the outstanding shares of the Company common stock entitled to vote at the annual meeting, present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the annual meeting. You will be considered part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the annual meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

HOW MANY VOTES ARE REQUIRED?

•  Directors nominees are elected by a plurality of the votes cast in person or by proxy, provided that a quorum is present at the Meeting.

•  The ratification of the director's selection of Robison Hill & Co. as the Company's independent auditors and authorization of the Board of Directors to terminate the Company’s status as a reporting company will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the annual meeting.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

The Company will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies.

WHEN ARE STOCKHOLDER PROPOSALS FOR THE 2007 ANNUAL MEETING DUE?

Any stockholder proposals for the 2008 annual meeting must be received by us, directed to the attention of the Company's secretary, Ms. Robin Ann Gorelick, Emvelco Corp., 468 North Camden Drive, Suite 315, Beverly Hills, California 90210, USA, no later than _________________. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with our bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

PROPOSAL 1: ELECTION OF DIRECTORS
(ITEM 1 ON THE PROXY CARD)

At the Meeting, five (5) directors are to be elected. Pursuant to the Company's By-laws, all directors are elected to serve for the ensuing year and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the enclosed Proxy intend to cast all votes pursuant to proxies received for the election of Stewart Reich, Ilan Kenig, Yossi Attia, Gerald Schaffer and Darren C. Dunckel (collectively, the "Nominees"). If any of the Nominees becomes unavailable for any reason, which event is not anticipated, the shares represented by the enclosed proxy will be voted for such other person designated by the Board.

Vote required: Directors must be elected by a plurality of all votes cast at the meeting. Votes withheld for any director will not be counted.

Voting by the Proxies: The Proxies will vote your shares in accordance with your instructions. If you have not given specific instructions to the contrary, your shares will be voted to approve the election of the nominees named in the Proxy Statement. Although the Company knows of no reason why the nominees would not be able to serve, if a nominee were not available for election, the Proxies would vote your Common Stock to approve the election of any substitute nominee proposed by the Board of Directors. The Board may also choose to reduce the number of directors to be elected as permitted by our Bylaws.

General Information about the Nominees: The following information regarding the Nominees, their occupations, employment history and directorships in certain companies is as reported by the respective Nominees.

Stewart Reich, age 63, Chairman of the Board since June 2004, was CEO and President of Golden Telecom Inc., Russia's largest alternative voice and data service provider as well as its largest ISP, since 1997. In September 1992, Mr. Reich was employed as Chief Financial Officer at UTEL (Ukraine Telecommunications), of which he was appointed President in November 1992. Prior to that, Mr. Reich held various positions at a number of subsidiaries of AT&T Corp. Mr. Reich have been a Director of the Company since 2002. Mr. Reich is Chairman of the Board, as well as head of the Audit Committee and the Compensation Committee.

Yossi Attia, age 45, has been self employed as a real estate developer since 2000. Mr. Attia was appointed to the Board of Directors (“Board”) on February 1, 2005, and as the CEO and President of the Company on August 14, 2006. Prior to entering into the real estate development industry, Mr. Attia served as the Senior Vice President of Investments of Interfirst Capital from 1996 to 2000. From 1994 though 1996, Mr. Attia was a Senior Vice President of Investments with Sutro & Co. and from 1992 through 1994. Mr. Attia served as the Vice President of Investments of Prudential Securities. Mr. Attia received a Bachelor of Arts (“BA”) in economics and marketing from Haifa University in 1987 and a Masters of Business Administration (“MBA”) from Pepperdine University in 1995. Mr. Attia held Series 7 and 63 securities licenses from 1991 until 2002. Effective March 21, 2005, Mr. Attia was appointed as a member of the Audit Committee and the Compensation Committee. In June 2006, Mr. Attia was appointed as the CEO of ERC. Upon his appointment as the CEO of ERC, Mr. Attia was not considered an independent Director. Consequently, Mr. Attia resigned from all committees.

 Ilan Kenig, age 46, has over 20 years of management, legal, venture capital and investment banking experience with specific emphasis in the technology and telecommunications arena. Mr. Kenig was appointed to the Company's Board on February 1, 2005. Mr. Kenig joined Unity Wireless Corporation ("Unity"), a designer, developer and manufacturer of wireless systems, as Vice President of Business Development in December 2001 before assuming the position of President and CEO in April 2002. From January 1999 until December 2001, Mr. Kenig pursued international finance activities and mergers and acquisitions in New York. Mr. Kenig was a founder of a law firm in Tel-Aviv representing technology and telecommunications interests. Mr. Kenig holds a law degree from Bar-Ilan University. Effective March 21, 2005, Mr. Kenig was appointed as a member of the Audit Committee and the Compensation Committee.

Gerald Schaffer, age 83, on June 22, 2006, the Board of Directors of the Company appointed unanimously Mr. Schaffer as director as well as member of the Audit and Compensation committees. There are no understandings or arrangements between Mr. Schaffer and any other person pursuant to which Mr. Schaffer was selected as a director. Mr. Schaffer does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or an executive officer or any major shareholder. Gerald Schaffer has been extensively active in corporate, community, public, and government affairs for many years, having served on numerous governmental boards and authorities, as well as public service agencies, including his current twenty-one year membership on the Board of Directors for the American Lung Association of Nevada. Additionally, Mr. Schaffer is a past member of the Clark County Comprehensive Plan Steering Committee, as well as a former Commissioner for Public Housing on the Clark County Housing Authority. For many years he served as a Planning Commissioner for the Clark County Planning Commission, which included the sprawling Las Vegas Strip. His tenure on these various governmental entities was enhanced by his extensive knowledge of the federal government. Mr. Schaffer is Chairman Emeritus of the Windsor Group and a founding member of both Windsor and its affiliate - Gold Eagle Gaming. Over the years the principals of Windsor have developed shopping and marketing centers, office complexes, hotel/casinos, apartments, residential units and a wide variety of large land parcels. Mr. Schaffer continues to have an active daily role in many of these subsidiary interests. He is also President of the Barclay Corporation, a professional consulting service, as well as the Barclay Development Corporation, dealing primarily in commercial land acquisitions and sales.

Darren C. Dunckel, age 39, was appointed as a director of the Company on September 17, 2007. There are no understandings or arrangements between Mr. Dunckel and any other person pursuant to which Mr. Dunckel was selected as a director. Mr. Dunckel presently does not serve on any Company committee. .Mr. Dunckel does not have any family relationship with any director, executive officer or person nominated or chosen by the Company to become a director or executive officer. From 2006 to the present, Mr. Dunckel served as President of Emvelco RE Corp., a Nevada corporation and former subsidiary of the Company (“ERC”). As President, he oversees management of real estate acquisitions, development and sales in the United States and Croatia where ERC holds properties. From 2005 to the present, Mr. Dunckel has been President of Verge Living Corporation, a Nevada corporation (“Verge”) and wholly owned subsidiary of ERC (f/k/a The Aquitania Corp. and AO Bonanza Las Vegas, Inc.). In connection with this position, Mr. Dunckel oversees management of the Verge Project, a 318 unit and approximately 33,000 sq ft commercial mixed use building in Las Vegas, Nevada. The Company was the initial financier of the Verge Project. Concurrently, Mr. Dunckel is the Managing Director of The International Holdings Group Ltd. (“TIHG”), the sole shareholder of ERC and as such manages the investment portfolio of this holding company. Since 2004, Mr. Dunckel is the President of MyDaily Corporation managing the operations of this financial services company. Prior to 2004, from 2002 through 2004, Mr. Dunckel was Vice President, Regional Director for the Newport Group managing the territory for financial and consulting services. From 2000 to 2002, Mr. Dunckel was Vice President, Regional Director for New York Life Investment Management consulting with financial advisors and corporations with respect to investments and financial services.

Mr. Dunckel has entered into various transactions and agreements with the Company on behalf of ERC, Verge and TIHG (all such transactions have been reported on the Company filings of Form 8Ks). On December 31, 2006, Mr. Dunckel executed the Agreement and Plan of Exchange on behalf of TIHG which was issued shares in ERC in consideration for the exchange of TIHG’s interest in Verge. Pursuant to that certain Stock Transfer and Assignment of Contract Rights Agreement dated as of May 14, 2007, the Company transferred its shares in ERC in consideration for the assignment of rights to that certain Investment and Option Agreement, and amendments thereto, dated as of June 19, 2006 which gives rights to certain interests and assets. Mr. Dunckel has represented and executed the foregoing agreements on behalf of ERC, Verge and TIHG. Mr. Dunckel is to be considered a related party upon becoming a director. In the event that the Company completes its transaction with Appswing Ltd., in connection with the purchase of Kidron Industrial Holdings Ltd., Mr. Dunckel will execute agreements on behalf of Verge to transfer 100% of Verge and a portion of ERC’s interest and assets in Croatia in consideration of the Company receiving a large percentage equity interest in Kidron, as this acquisition of Verge by the Company is based on a written option granted to the Company on June 19, 2006 as reported on the Company’s Form 8K.

Directors are elected annually and hold office until the next annual meeting of the stockholders of the Company and until their successors are elected and qualified. Officers are elected annually and serve at the discretion of the Board of Directors.

ROLE OF THE BOARD

Pursuant to Delaware law, our business, property and affairs are managed under the direction of our board of directors. The board has responsibility for establishing broad corporate policies and for the overall performance and direction of the Company, but is not involved in day-to-day operations. Members of the board keep informed of our business by participating in board and committee meetings, by reviewing analyses and reports sent to them regularly, and through discussions with our executive officers.

2006 BOARD MEETINGS

In 2006, the board met 5 times. No director attended less than 80% of all of the combined total meetings of the board and the committees on which they served in 2006.

BOARD COMMITTEES

The Company's board of directors has two standing committees, an Audit Committee and a Compensation Committee. The Company does not have a nominating or similar committee. As the Company does not have a nominating committee, all director nominees will be either selected, or recommended for selection to the Board of Directors by a majority of the Company’s independent members of its Board of Directors.

Please refer to Annexes 1 and 2 to this Proxy Statement for additional information regarding the role, membership and activities of the Company's Audit Committee and Compensation Committee during the year ended December 31, 2006.

ELECTION OF DIRECTORS REQUIRES THE AFFIRMATIVE VOTE OF THE HOLDERS OF A PLURALITY OF THE SHARES OF COMMON STOCK REPRESENTED AT THE ANNUAL MEETING. SHARES OF COMMON STOCK REPRESENTED BY PROXY CARDS RETURNED TO US WILL BE VOTED FOR THE NOMINEES LISTED ABOVE UNLESS YOU SPECIFY OTHERWISE. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF DIRECTORS.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
(ITEM 2 ON THE PROXY CARD)

Upon the recommendation of the Audit Committee, the Board of Directors has appointed the firm of Robison Hill & Co. as independent auditors of the Company for the year ending December 31, 2007, subject to ratification of the appointment by the Company's stockholders.
Additional information regarding the independence of Robison Hill & Co. and the amount of audit and other fees paid by the Company to Robison Hill & Co. are disclosed in Annex 1.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF ROBISON HILL & CO. AS AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007.

PROPOSAL 3: AUTHORIZATION OF THE BOARD OF DIRECTORS FOR A PERIOD OF ONE YEAR TO TERMINATE THE COMPANY’S STATUS AS A REPORTING COMPANY
(ITEM 4 ON THE PROXY CARD)

Stockholders are being asked to authorize the Board of Directors to terminate the Company’s status as a reporting company and allow the Company to terminate its duty to file reports (“SEC Reporting Obligations”) with the Securities and Exchange Commission (the “Commission”) under Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended, and continue future operations as a non-reporting company, and thus relieving the Company of the costs and administrative burdens associated with operating as a public company subject to the SEC Reporting Obligations.

Following approval of this proposal by the stockholders, the Board of Directors will have the option for a period of one year to implement the deregistration.  The Board of Directors may elect to abandon the deregistration at any time.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE AUTHORIZATION OF THE BOARD OF DIRECTORS FOR A PERIOD OF ONE YEAR TO TERMINATE THE COMPANY’S STATUS AS A REPORTING COMPANY.

SPECIAL FACTORS

Purpose

The purpose of terminating the Company’s SEC Reporting Obligations and continue future operations as a non-reporting company, is to relieve the Company of the costs and administrative burdens associated with operating as a company subject to the SEC Reporting Obligations.
Background; Alternatives Considered by the Board

Initial Actions

The question of whether the Company should be taken “private” was first briefly discussed at a meeting of the Board of Directors on September 17, 2007.  The subject was initially raised by our Chairman, in the context of leading a discussion of strategic alternatives.  The alternative of “going private” arose in the context of the Board’s consideration of strategic alternatives for the Company and its capital structure.  The Board concluded at its meeting on September 17, 2007 that the Company should continue to consider strategic alternatives carefully, bearing in mind the possible risk associated with the implementation by the Company of possible strategic alternatives.

The additional consideration of going private, with the shift in the Company’s focus from Eastern Europe to real estate, the Board of Directors paid increasing attention to administrative costs. In the course of these efforts, the question of whether the Company should remain subject to the SEC Reporting Obligations was discussed by the Board of Directors of the Company. The costs that would be associated with Sarbanes-Oxley Section 404 compliance effort and the possibility of filing with the Commission a Form 15 to relieve the Company from its SEC Reporting Obligations were the initial discussions.  After reviewing the benefits of reducing costs from ceasing SEC Reporting Obligations the Board of Directors thought it best to have the shareholders initially authorize the Board prior to taking any action.

Reasons for Deregistration

Cost-Savings

The Company incurs direct and indirect costs associated with its status as a public-reporting company.  Among the most significant are the costs associated with compliance with the SEC Reporting Obligations.  Direct costs associated with compliance with the SEC Reporting Obligations include, but are not limited to:

•	auditing fees;

•	legal fees;

•	financial printer fees; and

•	miscellaneous clerical and other administrative expenses, such as word processing, conversion to EDGAR, telephone and fax charges associated with the filing of periodic reports with the Commission.

Based on the Company’s experience in prior years, the Company’s direct costs of complying with the SEC Reporting Obligations are estimated to be approximately $1,145,500 annually, based on estimated annual audit and accounting fees of $120,000, estimated annual legal fees of $314,000, estimated financial printer fees of $70,000, estimated transfer agent fees of $35,500, estimated costs associated with filing reports with the Commission (including internal administrative staff and Board cost) of $315,000 and estimated miscellaneous costs of $291,000.

Indirect costs associated with compliance with the SEC Reporting Obligations include, among other things, the time the Company’s executive officers expend to prepare and review the Company’s periodic reports, which the Company estimates requires 20% of the total time the executive officers expend in the management of the Company.  Because the Company has only 2 executive personnel and only a total of 5 full-time employees, these indirect costs are substantial.  For the calendar year ending December 31, 2007, the Company will be subject to additional regulations and compliance procedures required of public companies under Section 404 of the Sarbanes-Oxley Act of 2002.  The Company estimates that the direct and indirect costs in the categories identified above necessary to comply with Section 404 would range between $750,000 and $1.0 million in the initial year of compliance and would range between $250,000 and $500,000 in each subsequent year.  These costs would include the hiring of additional personnel dedicated to regulatory compliance, consultants to assist in the implementation of new procedures and additional audit fees.  Because the Company would anticipate hiring additional dedicated compliance personnel as well as a significant increase in audit fees, the Company estimates that ongoing costs of compliance could amount to as much as $500,000, annually.  These costs are substantial when compared to the Company’s total general and administrative expenses for 2006 of $4,374,609 (which include a one time expense of $750,000).

The Company anticipates that it will continue to incur some costs associated with soliciting proxies for purposes of its annual meeting as required under Delaware law, as well as meeting other state corporate law requirements.  However, these costs should be significantly less than the direct and indirect costs of complying with the SEC Reporting Obligations as described above.

The Board of Directors considered the cost to the Company of continuing to file periodic reports with the Commission and complying with the proxy and annual report requirements under the Exchange Act compared to the benefits to the Company and its stockholders of continuing to operate as a public company.  Under the circumstances, for the reasons discussed below under “Lack of Capital from Public Sector”, the Board determined that the benefits that the Company and its stockholders would typically expect to derive from the Company’s status as a public company are not being realized and are not likely to be realized in the foreseeable future.  As discussed below under “Lack of Capital from Public Sector”, the benefits of being a public company not likely to inure to the benefit of the Company include raising capital in the public markets and using Common Stock for acquisition purposes.  As a result, the Board of Directors concluded that the elimination of the costs of complying with the Company’s SEC Reporting Obligations outweighed the benefits of continuing to incur such costs.

Lack of Capital from Public Sector

The Company’s circumstances are such that management believes that it is not likely to be able to take advantage of the capital available through the public markets. The Company’s Board of Directors does not have any present intention to raise capital through sales of the Company’s securities in a public offering or to acquire other business entities using the Company’s Common Stock as the consideration for such acquisition. Accordingly, the Company has not and is not likely to make use of, or benefit from, the advantages generally associated with operating as a public company.

For each of the reasons set forth above, the Company’s Board of Directors does not believe the costs associated with maintaining the Company’s SEC Reporting Obligations are justified.  The Company’s Board of Directors believes that it is in the Company’s best interests and the best interests of the Company’s stockholders as a whole to eliminate the administrative burden and costs associated with maintaining the Company’s SEC Reporting Obligations.

Factors Disfavoring the Deregistration

Limitation of Public Sale Opportunities.  If the Board of Directors elects to apply for the termination of its SEC Reporting Obligations, it is expected that Nasdaq will move to delist the Company’s shares of common stock. The Company may then pursue to list on an alternative market such as the Pinksheets or remain unlisted. It is possible that the public market for shares of the Company’s Common Stock could be substantially less active, particularly due to the lack of publicly-available information that will be available and the lack of a trading market.

Cessation of Publicly Available Information .  Upon terminating the Company’s SEC Reporting Obligations, the Company will no longer file, among other things, annual or quarterly reports with the Commission.  Information regarding the Company’s business, results of operations and financial condition that is currently available to the general public and the Company’s investors will not be available once the Company terminates the registration of the Company’s securities and the Company’s SEC Reporting Obligations.  As a result of termination of the Company’s SEC Reporting Obligations, the stockholders will not receive the benefit of the protections provided to stockholders of a company subject to SEC Reporting Obligations, including, but not limited to, certain corporate governance, reporting, and management certifications required under the Sarbanes-Oxley Act of 2002 and disclosure and liability applicable to reports and statements made pursuant to the requirements of the Exchange Act.  The Company intends to continue to report to its stockholders in accordance with Delaware law.  The Company will continue to hold annual meetings of stockholders as required under Delaware law and in conjunction with such meetings plans to distribute proxy materials and an annual report that are similar to, but likely not as extensive as, those that would be required if the Company remained subject to the SEC Reporting Obligations.  As a matter of Delaware law, the Company will not be required to mail or otherwise distribute quarterly or annual reports to stockholders.

Limitation on Capital Raising. There are certain sources of capital that will only invest in companies that file reports with the Securities Exchange Commission in accordance with the Exchange Act. As the Company may de-regestier and, in turn, cease filing under the Exchange Act, certain capital raising sources will no longer be available.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" AUTHORIZING THE BOARD OF DIRECTORS FOR A PERIOD OF ONE YEAR TO TERMINATE THE COMPANY’S STATUS AS A REPORTING COMPANY.

BENEFICIAL OWNERSHIP OF EMVELCO COMMON STOCK OF PRINCIPAL
STOCKHOLDERS, DIRECTORS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of the Common Stock as of October 1, 2007 by (i) each person known by the Company to own beneficially more than 5% of the outstanding Common Stock; (ii) each director of the Company; (iii) each officer of the Company and (iv) all executive officers and directors as a group. Except as otherwise indicated below, each of the entities or persons named in the table has sole voting and investment powers with respect to all shares of Common Stock beneficially owned by it or him as set forth opposite its or his name.

Name and Address	Shares Beneficially Owned(1)	Percent Owned (1)
KPN Telecom B.V. (4)	820,399	28.15%
Maanplein 5
The Hague, The Netherlands

CORCYRA d.o.o.(3)	2,326,043	40.88%
Valdabecki put 118
Pula Croatia 52100

Graeton Holdings Limited	441,566	7.76%
256 Makarios Avenue, Eftapaton
Court, CY3105 Limassol, Cyprus;

Stewart Reich (6)(7)	100,000	1.32%
18 Dorset Lane,
Bedminister, NJ 07921

Yossi Attia (3)(5)(6)(8)	2,376,043	41.76%
1061 1/2 Spalding Ave.
West Hollywood, CA 90046

_________Ilan Kenig (6)(8)	50,000	*
_________7438 Fraser Park Drive
_________Burnaby, BC Canada V5J 5B9

Robin Gorelick (5)(6)	0	*
Law Offices of Gorelick & Associates 468 N. Camden Dr. Ste 361D Beverly Hills, CA 90210

Gerald Schaffer (6)	0	*
10120 West Flamingo, #4-167 Las Vegas, NV 89147

All Officers and Directors as a	2,526,043	44.40%
Group (6 Persons)

* Less than one percent

(1) Unless otherwise indicated, each person has sole investment and voting power with respect to the shares indicated. For purposes of this table, a person or group of persons is deemed to have "beneficial ownership" of any shares which such person has the right to acquire within 60 days after October 1, 2007. For purposes of computing the percentage of outstanding shares held by each person or group of persons named above on October 1, 2007, any security which such person or group of persons has the right to acquire within 60 days after such date is deemed to be outstanding for the purpose of computing the percentage ownership for such person or persons, but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

(2) Intentionally left blank.

(3) Pursuant to a Stock Purchase Agreement dated as of January 28, 2005, by and between KPN Telecom B.V. ("KPN Telecom"), a company incorporated under the laws of the Netherlands, and CORCYRA d.o.o., a Croatian company ("CORCYRA"), (the "Purchase Agreement"), KPN Telecom sold to CORCYRA (i) 289,855 shares (the "Initial Shares") of our common stock for US $1,000,000 (the "Initial Closing"), (ii) 434,783 shares (the "Secondary Shares") of our common stock for US $1,500,000 on April 28, 2006 and (iii) 781,006 shares of the Company’s common stock pursuant to the Second Special Closing of our common stock on January 26, 2007. The Initial Closing occurred on February 1, 2005. Pursuant to the Purchase Agreement, CORCYRA also agreed to purchase and, KPN agreed to sell, KPN Telecom's remaining 1,604,405 shares of our common stock (the "Final Shares") on December 1, 2006 (the "Final Closing"); provided, however, that upon 14 days' prior written notice to KPN Telecom, CORCYRA may accelerate the Final Closing to an earlier month-end date as specified in such notice; provided, further, that the Final Closing is subject to the satisfaction or waiver of all of the conditions to closing set forth in the Purchase Agreement. Assuming the final closing occurred on December 1, 2006, the purchase price to be paid by CORCYRA at the final closing shall be equal to $5,801,817 (“Base Price”) plus the product of 1,601,405 multiplied by .35, which in turn is multiplied by the difference of the average closing price for 60 trading days prior to the closing date less $3.45 (the “Additional Payment”). In addition, CORCYRA will be required to pay a premium of $28,560 per month. The Base Price to be paid decreases in the event that Corcyra closes prior to December 1, 2006. KSD Pacific, LLC, a Nevada limited liability company ("KSD") purchased from Moshe Har Adir all of the issued and outstanding shares of capital stock of CORCYRA in exchange for $10,830,377. Yossi Attia, sole officer and director of CORCYRA and sole member of KSD is chief executive officer and a director of the Company. Pursuant to Amendment No. 2 dated as of December 1, 2006, to the Purchase Agreement, CORCYRA and KPN agreed to split the purchase of the remaining 1,601,405 shares of Common Stock into two tranches rather than purchasing all of the remaining stock in one tranche on December 1, 2006. In accordance with the terms of Amendment No. 2 781,006 shares of the Remaining Stock were purchased by CORCYRA from KPN on December 1, 2006 paying $3.85 per share. The balance of the Remaining Stock of 820,399 shares was scheduled to be purchased by CORCYRA from KPN on or before July 2, 2007; however, CORCYRA has requested an extension to pay for the purchase of the Remaining Stock. . Accordingly, CORCYRA, and Mr. Attia through his ownership of KSD and CORCYRA, presently owns 1,505,644 shares of common stock and is deemed to own, pursuant to Rule 13d-3(d), promulgated under the Securities Exchange Act of 1934, as amended, the remaining 820,399 shares held by KPN Telecom. Mr. Attia is entitled to additional 111,458 shares of the Company per his employment agreement with the Company - No shares have been issued to Mr. Attia to date. CORCYRA did finalize the closing of the Remaining Stock on July 2, 2007 without admitting default of the KPN Telecom Purchase Agreement. The parties are negotiating additional terms. The Company is not a party to the agreements or negotiations.

(4) KPN Telecom B.V. is a subsidiary of Royal KPN N.V.

(5) An officer of the Company.

(6) A director of the Company.

(7) Includes an option to purchase 100,000 shares of common stock at an exercise price of $4.21 per share. 25,000 options vest on April 13, 2004, 25,000 options vest on April 13, 2005, 25,000 options vest on April 13, 2006, while 25,000 options vest on April 13, 2007

(8) Effective March 22, 2005 the Board of Directors granted Mr. Attia and Mr. Kenig, 100,000 options at an exercise price of $3.40 per share under the 2004 Incentive Plan. Each options vests in four equal installments of 25,000 shares on September 22, 2005, September 22, 2006, September 22, 2007 and September 22, 2008.

The foregoing table is based upon 4,609,181 shares of common stock outstanding as of October 1, 2007.

SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more then 10 percent of the Company’s Common Stock, to file with the SEC the initial reports of ownership and reports of changes in ownership of common stock. Officers, directors and greater than 10 percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

Specific due dates for such reports have been established by the Commission and the Company is required to disclose in this Proxy Statement any failure to file reports by such dates during fiscal 2003. Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during the fiscal year ended December 31, 2006, there was no failure to comply with Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders.

POLICY WITH RESPECT TO SECTION 162(m)

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), provides that, unless an appropriate exemption applies, a tax deduction for the Company for compensation of certain executive officers named in the Summary Compensation Table will not be allowed to the extent such compensation in any taxable year exceeds $1 million. As no executive officer of the Company received compensation during 2005 approaching $1 million, and the Company does not believe that any executive officer’s compensation is likely to exceed $1 million in 2005, the Company has not developed an executive compensation policy with respect to qualifying compensation paid to its executive officers for deductibility under Section 162(m) of the Code.

EXECUTIVE COMPENSATION

The following table sets forth the cash compensation (including cash bonuses) paid or accrued and equity awards granted by us for years ended December 31, 2006 to the Company’s CEO and our most highly compensated officers other than the CEO at December 31, 2006 whose total compensation exceeded $100,000.

SUMMARY COMPENSATION TABLE

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards($)		Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Yossi Attia	2006	$149,396	—	$93,750	(2)	—	—	—	—	—
Chief Executive Officer (1)	2005	N/A	N/A	N/A		N/A	N/A	N/A	N/A	N/A

(1)	Mr. Attia was appointed as CEO of the Company on August 14, 2006.

(2)
In accordance with Mr. Attia’s employment agreements, Mr. Attia is entitled to receive 111,458 shares of common stock for the period from August 14, 2006 to August 13, 2007 representing a compensation of $250,000 to be paid in the form of Company shares of common stock. On May 31, 2007 the Company, ERC and Mr. Attia entered into a Memorandum of Understanding, pursuant to which, the August 14, 2006 amendment to Mr. Attia’s employment agreement was terminated, and effective as of January 1, 2007, ERC’s rights and obligations under Mr. Attia’s employment agreement were transferred to the Company - No shares have been issued to date.

OUTSTANDING EQUITY AWARDS

Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)		Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Yossi Attia (1)	100,000(2)	—	—	$3.40	03/12/2011	50,000 (3)	$92,500	(3)	—	—

(1)	Mr. Attia was appointed as Chief Executive Officer of the Company on August 14, 2006.

(2)
On March 22, 2005, the Company granted 100,000 options to Yossi Attia. The stock options granted vest at the rate of 25,000 options on each September 22 of 2005, 2006, 2007 and 2008, respectively. The exercise price of the options ($3.40) is equal to the market price on the date the options were granted.

(3)
In accordance with Mr. Attia’s employment agreement, Mr. Attia is entitled to receive 111,458 shares of common stock for the first year. No shares have been issued. The 50,000 option represents the shares of common stock that have not vested to date. The value of such shares is based on the closing price for the Company’s common stock of $1.85 as of December 29, 2006 (the last trading day of 2006).

Except as set forth above, no other named executive officer has received an equity award.

DIRECTOR COMPENSATION

The following table sets forth with respect to the named Director, compensation information inclusive of equity awards and payments made in the year end December 31, 2006.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
	($)	($)	($)	($)		($)	($)
Stewart Reich	$36,502	—	—	—	—	—	$36,502
Ilan Kenig	$29,002	—	—	—	—	—	$29,002
Robin Ann Gorelick	$59,500	—	—	—	—	—	$59,500
Gerald Schaffer	$25,002	—	—	—	—	—	$25,002

OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

There were other grants of Stock Options/SAR made to the named Executive and President during the fiscal year ended December 31, 2006.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND YEAR-END OPTION/SAR VALUES

Name	Shares acquired on exercise (#)	Value realized ($)	Number of securities underlying unexercised options/SARs at FY-end (#) Exercisable/Unexercisable	Value of the unexercised in the money options/SARs at FY-end ($)* Exercisable/Unexercisable
Yossi Attia, CEO, Director	None	None	100,000	$0.00

* Fair market value of underlying securities (calculated by subtracting the exercise price of the options from the closing price of the Company's common stock quoted on the NASDAQ as of December 29, 2006, which was $1.85 per share. None of Mr. Yossi's options are presently in the money.

EMPLOYMENT AND MANAGEMENT AGREEMENTS

Effective July 1, 2006, the Company entered into a five-year employment agreement with Yossi Attia as the President of ERC which commenced on July 1, 2006 and provides for annual compensation of $240,000 and an annual bonus of not less than $120,000 per year, as well as an annual car allowance for the same period. Mr. Attia will be entitled to a special bonus equal to 10% of the EBITDA of ERC, which such bonus is payable in shares of common stock of the Company; provided, however, the special bonus is only payable in the event that Mr. Attia remains continuously employed by ERC and Mr. Attia shall not have sold shares of common stock of the Company on or before the payment date of the special bonus unless such shares were received in connection with the exercise of an option that was scheduled to expire within one year of the date of exercise. In addition, on August 14, 2006, the Company amended the Agreement to provide that Mr. Attia shall serve as the CEO of the Company for a term of two years commencing August 14, 2006 and granting annual compensation of $250,000 to be paid in the form of Company shares of common stock. The number of shares to be received by Mr. Attia is calculated based on the average closing price 10 days prior to the commencement of each employment year. Mr. Attia will receive 111,458 of the Company shares of common stock for his first year service. No shares have been issue to Mr. Attia in 2006.

The employment agreements mentioned above further provide that, if employment is terminated other than for willful breach by the employee, for cause or in event of a change in control of the Company, then the employee has the right to terminate the agreement. In the event of any such termination, the employee will be entitled to receive the payment due on the balance of his employment agreement.

On May 31, 2007 the Company, ERC and Mr. Attia entered into a Memorandum of Understanding, pursuant to which, the August 14, 2006 amendment to Mr. Attia’s employment agreement was terminated, and effective as of January 1, 2007, ERC’s rights and obligations under Mr. Attia’s employment agreement were transferred to the Company

The Company has no pension or profit sharing plan or other contingent forms of remuneration with any officer, Director, employee or consultant, although bonuses are paid to some individuals.

DIRECTOR COMPENSATION

Before June 11, 2006, Directors who are also officers of the Company were not separately compensated for their services as a Director. Directors who were not officers received cash compensation for their services: $2,000 at the time of agreeing to become a Director; $2,000 for each Board Meeting attended either in person or by telephone; and $1,000 for each Audit and Compensation Committee Meeting attended either in person or by telephone. Non-employee Directors were reimbursed for their expenses incurred in connection with attending meetings of the Board or any committee on which they served and were eligible to receive awards under the Company’s 2004 Incentive Plan.

The Board has approved the modification of Directors' compensation on its special meeting held on June 11, 2006. Directors who are also officers of the Company are not separately compensated for their services as a Director. Directors who are not officers receive cash compensation for their services as follows: $40,000 per year and an additional $5,000 if they sit on a committee and an additional $5,000 if they sit as the head of such committee. Non-employee directors are reimbursed for their expenses incurred in connection with attending meetings of the Board or any committee on which they serve and are eligible to receive awards under our 2004 Incentive Plan.

STOCK OPTION PLAN

2004 Incentive Plan

General

The 2004 Incentive Plan was adopted by the Board. The Board initially reserved 800,000 shares of common stock for issuance under the 2004 Incentive Plan. In 2005, the Plan was adjusted to increase the number of shares of common stock issuable under such plan from 800,000 shares to 1,200,000 shares. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

The 2004 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2004 Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Internal Revenue Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Purpose

The primary purpose of the 2004 Incentive Plan is to attract and retain the best available personnel for the Company in order to promote the success of the Company's business and to facilitate the ownership of the Company's stock by employees.

Administration

The 2004 Incentive Plan is administered by the Company's Board, as the Board may be composed from time to time. All questions of interpretation of the 2004 Incentive Plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board.

Notwithstanding the foregoing, the Board may at any time, or from time to time, appoint a committee (the "Committee") of at least two members of the Board, and delegate to the Committee the authority of the Board to administer the Plan. Upon such appointment and delegation, the Committee shall have all the powers, privileges and duties of the Board, and shall be substituted for the Board, in the administration of the Plan, subject to certain limitations.

Members of the Board who are eligible employees are permitted to participate in the 2004 Incentive Plan, provided that any such eligible member may not vote on any matter affecting the administration of the 2004 Incentive Plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the 2004 Incentive Plan. In the event that any member of the Board is at any time not a "disinterested person", as defined in Rule 16b-3(c)(3)(i) promulgated pursuant to the Securities Exchange Act of 1934, the Plan shall not be administered by the Board, and may only by administered by a Committee, all the members of which are disinterested persons, as so defined.

Eligibility

Under the 2004 Incentive Plan, options may be granted to key employees, officers, Directors or consultants of the Company, as provided in the 2004 Incentive Plan.

Terms of Options

The term of each option granted under the Plan shall be contained in a stock option agreement between the optionee and the Company and such terms shall be determined by the Board consistent with the provisions of the Plan, including the following:

(a) PURCHASE PRICE. The purchase price of the common shares subject to each ISO shall not be less than the fair market value (as set forth in the 2004 Incentive Plan), or in the case of the grant of an ISO to a principal stockholder, not less that 110% of fair market value of such common shares at the time such option is granted. The purchase price of the common shares subject to each Non-ISO shall be determined at the time such option is granted, but in no case less than 85% of the fair market value of such common shares at the time such option is granted.

(b) VESTING. The dates on which each option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Board, in its discretion, at the time such option is granted.

(c) EXPIRATION. The expiration of each option shall be fixed by the Board, in its discretion, at the time such option is granted; however, unless otherwise determined by the Board at the time such option is granted, an option shall be exercisable for ten (10) years after the date on which it was granted (the "Grant Date"). Each option shall be subject to earlier termination as expressly provided in the 2004 Incentive Plan or as determined by the Board, in its discretion, at the time such option is granted.

(d) TRANSFERABILITY. No option shall be transferable, except by will or the laws of descent and distribution, and any option may be exercised during the lifetime of the optionee only by him. No option granted under the Plan shall be subject to execution, attachment or other process.

(e) OPTION ADJUSTMENTS. The aggregate number and class of shares as to which options may be granted under the Plan, the number and class shares covered by each outstanding option and the exercise price per share thereof (but not the total price), and all such options, shall each be proportionately adjusted for any increase decrease in the number of issued common shares resulting from split-up spin-off or consolidation of shares or any like capital adjustment or the payment of any stock dividend.

Except as otherwise provided in the 2004 Incentive Plan, any option granted hereunder shall terminate in the event of a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company. However, the optionee shall have the right immediately prior to any such transaction to exercise his option in whole or in part notwithstanding any otherwise applicable vesting requirements.

(f) TERMINATION, MODIFICATION AND AMENDMENT. The 2004 Incentive Plan (but not options previously granted under the Plan) shall terminate ten (10) years from the earlier of the date of its adoption by the Board or the date on which the Plan is approved by the affirmative vote of the holders of a majority of the outstanding shares of capital stock of the Company entitled to vote thereon, and no option shall be granted after termination of the Plan. Subject to certain restrictions, the Plan may at any time be terminated and from time to time be modified or amended by the affirmative vote of the holders of a majority of the outstanding shares of the capital stock of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the State of Delaware.

FEDERAL INCOME TAX ASPECTS OF THE 2004 INCENTIVE PLAN

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2004 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2004 Incentive Plan AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

The 2004 Incentive Plan and the right of participants to make purchases thereunder are intended to qualify under the provisions of Sections 421, 422 and 423 of the Code. Under these provisions, no income will be recognized by a participant prior to disposition of shares acquired under the 2004 Incentive Plan.

If the shares are sold or otherwise disposed of (including by way of gift) more than two years after the first day of the offering period during which shares were purchased (the "Offering Date"), a participant will recognize as ordinary income at the time of such disposition the lesser of (a) the excess of the fair market value of the shares at the time of such disposition over the purchase price of the shares or (b) 15% of the fair market value of the shares on the first day of the offering period. Any further gain or loss upon such disposition will be treated as long-term capital gain or loss. If the shares are sold for a sale price less than the purchase price, there is no ordinary income and the participant has a capital loss for the difference.

If the shares are sold or otherwise disposed of (including by way of gift) before the expiration of the two-year holding period described above, the excess of the fair market value of the shares on the purchase date over the purchase price will be treated as ordinary income to the participant. This excess will constitute ordinary income in the year of sale or other disposition even if no gain is realized on the sale or a gift of the shares is made. The balance of any gain or loss will be treated as capital gain or loss and will be treated as long-term capital gain or loss if the shares have been held more than one year.

In the case of a participant who is subject to Section 16(b) of the Exchange Act, the purchase date for purposes of calculating such participant's compensation income and beginning of the capital gain holding period may be deferred for up to six months under certain circumstances. Such individuals should consult with their personal tax advisors prior to buying or selling shares under the 2004 Incentive Plan.

The ordinary income reported under the rules described above, added to the actual purchase price of the shares, determines the tax basis of the shares for the purpose of determining capital gain or loss on a sale or exchange of the shares.

The Company is entitled to a deduction for amounts taxed as ordinary income to a participant only to the extent that ordinary income must be reported upon disposition of shares by the participant before the expiration of the two-year holding period described above.

Restrictions on Resale

Certain officers and directors of our company may be deemed to be "affiliates" of our company as that term is defined under the Securities Act. The Common Stock acquired under the 2004 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

ANNUAL REPORT ON FORM 10-KSB

The Company will provide upon request and without charge to each stockholder receiving this Proxy Statement a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, including the financial statements and financial statement schedule information included therein, as filed with the SEC.

OTHER BUSINESS

The Board of Directors is not aware of any matter other than the matters described above to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the individuals named on your proxy card as the proxy holders to vote in accordance with their best judgment on such matters.

By Order of the Board of Directors By: /s/Yossi Attia Yossi Attia, Director and President

Dated: ____________, 2007
Beverly Hills, California

ANNEX 1

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Membership and role of the Audit Committee

The Audit Committee of the board of directors reviews the internal accounting procedures of the company and consults with and reviews the services provided by our independent accountants. During 2006, the audit committee consisted of Messrs. Stewart Reich, Gerald Schaffer and Ilan Kenig_____.

As at December 31, 2006, a majority of the members of the Audit Committee (Messrs. Reich, Kenig and Schaffer) were "independent" for purposes of the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors which is included in the Company's Proxy Statement dated April 18, 2001.

The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted accounting principles and to issue a report thereon. The Committee monitors these processes.

Review of the Company's audited financial statements for the fiscal year ended December 31, 2006

In this context, the Committee met and held discussions with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Committee discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Committee discussed with the Company's internal and independent auditors the overall scope and plans for their respective audits. The Committee met with the internal and independent auditors, with and without management present, to discuss the results of their examinations, the evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting.

Based on the reviews and discussions referred to above, the Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2006, for filing with the Securities and Exchange Commission.

Audit Fees

The following table presents aggregate fees for professional audit services rendered by Deloitte Auditing and Consulting Kft. and Robison Hill & Co and affiliates for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2006 and 2005, respectively, and fees billed for other services rendered.

	2006	2005
Audit Fees (1)	$160,000	$192,000
Audit-Related Fees (2)	$46,000	$127,000
Tax Fees (3)	$—	$—
All Other Fees (4)	$21,500	$67,200

(1) Audit Fees. The aggregate fees billed by our auditors for professional services rendered for the audit of the Company's annual financial statements for the years ended December 31, 2006 and 2005, and for the reviews of the financial statements included in the Company's Quarterly Reports on Form 10-QSB during the fiscal years were $160,000 and $192,000, respectively.

(2) Audit Related Fees: In 2006 for replacement of auditors due to Deloitte resignation. In 2005, fees for the audit of the 2004 US GAAP financials statements of Navigator (for 8-K filing purposes) were $127,000. In 2006, no such fees were paid.

(3) Tax fees: There were no tax services provided in fiscal year 2006 and 2005.

(4) All Other Fees: The aggregate fees billed by auditors for services rendered to the Company, other than the services covered in "Audit Fees" and “Audit related fees” and for the fiscal years ended December 31, 2006 and 2005 were $21,500 and $67,200. The 2006 and 2005 fees relate to the SB-2 registration statement costs.

(5) During April 2007, the Company was invoiced by the former auditors for $124,661 as a result of over run fees, which exceed the written agreement.

The Company’s Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. All services rendered have been approved by the Audit Committee.

Upon resignation of former auditors, the Company was presented with overrun fees by its former auditors, as well as open balances aggregate to $175,281 for audit works NOT performed in the US. The Company investigates such charges, and demand breakdown of fees from its former auditors which was provided and open balances with Deloitte were brought current.

The Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

Auditor Independence

The Audit Committee has considered whether, and has determined that, the provision of services described under "All Other Fees" was compatible with maintaining the independence of Robison as the Company's principal accountants.

MEMBERS OF THE AUDIT COMMITTEE

Independent Members:

/s/Stewart Reich
Stewart Reich

/s/Ilan Kenig
Ilan Kenig

/s/Gerald Schaffer
Gerald Schaffer

ANNEX 2

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION

The Compensation Committee of the board of directors i) reviews and recommends to the board the compensation and benefits of our executive officers; ii) administers our stock option plans and employee stock purchase plan; and iii) establishes and reviews general policies relating to compensation and employee benefits.

In 2006, the compensation committee consisted of Messrs. Reich, Schaffer and Kenig all of which are independent. No interlocking relationships exist between the board of directors or compensation committee and the board of directors or compensation committee of any other company. During the past fiscal year the Compensation Committee had two (2) meetings.

MEMBERS OF THE COMPENSATION COMMITTEE

Independent Members:

/s/Stewart Reich
Stewart Reich

/s/Ilan Kenig
Ilan Kenig

/s/Gerald Schaffer
Gerald Schaffer

PROXY
EMVELCO CORP.
ANNUAL MEETING OF STOCKHOLDERS - TO BE HELD
______, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints ROBIN ANN GORELICK (Company counsel) and YOSSI ATTIA (Company CEO) and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the "Meeting") to be held on ______ __________, 2007, at ______ P.M., local time, at its corporate offices located at 468 North Camden Drive, Conference Room __, Beverly Hills, California 90210, or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES FOR DIRECTOR
AND EACH OF THE LISTED PROPOSALS.

Proposal (1) The election as directors of all nominees listed below to serve until the 2007 Annual Meeting of Stockholders or until their successors have been duly elected and qualified (except as marked to the contrary).

Nominees:
01) Ilan Kenig	02) Stewart P. Reich
03) Darren C. Dunckel	04) Yossi Attia	05) Gerald Schaffer

FOR ALL ☐	WITHHOLD ALL ☐	FOR ALL EXCEPT ☐

To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

Proposal (2) Ratification of the appointment of ROBISON HILL & CO. as auditors of the Company for the fiscal year ending December 31, 2006.

FOR ☐  AGAINST ☐  ABSTAIN ☐

Proposal (3) Authorization of the Board of Directors for a period of one year to terminate the Company’s status as a reporting company

FOR ☐  AGAINST ☐  ABSTAIN ☐

The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for the election of the Board nominees and for proposals (1), (2) and (3). If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual Meeting and accompanying Proxy Statement relating to the Meeting and an Annual Report to Stockholders for fiscal year ended December 31, 2006.

NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

Signature (Please sign within the box) [ ________ ]	DATE: _______, 2007	Signature (Joint owners) [_________ ]	DATE: _______, 2007